Scudder
Cash Investment
Trust

Annual Report
June 30, 1998

Pure No-Load(TM) Funds

A money market fund for investors seeking stability of capital and, consistent therewith, liquidity of capital and current income.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                          Scudder Cash Investment Trust

--------------------------------------------------------------------------------
Date of Inception:  7/23/76  Total Net Assets as of       Ticker Symbol:  SCTXX
                             6/30/98: $1.18 billion
--------------------------------------------------------------------------------

o Scudder Cash Investment Trust provided a total return of 4.92% for the year.

o The Fund's 30-day net annualized yield at the end of June 1998 was 4.80%.

o Despite the stability of interest rates, the Fund's average maturity was gradually shortened toward the end of the period, in anticipation of possible rate hikes in the near future given the continuing strength of the U.S. economy.


                                Table of Contents

   3  Letter from the Fund's President    16  Notes to Financial Statements
   4  Portfolio Management Discussion     19  Report of Independent Accountants
   7  Glossary of Investment Terms        20  Officers and Trustees
   9  Investment Portfolio                21  Investment Products and Services
  12  Financial Statements                22  Scudder Solutions
  15  Financial Highlights


                       2 - Scudder Cash Investment Trust

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to present the annual report for Scudder Cash Investment Trust for the fiscal year ended June 30, 1998.

     During the 12-month period covered by this report, the U.S. economy enjoyed ongoing strength, including a still-climbing stock market, a strong dollar, high consumer confidence, and low unemployment. Earlier this year the Federal Reserve worried that the U.S. economy was growing too rapidly, but so far the Fed has left rates unchanged. Bond prices generally rose during the period and the 30-year Treasury bond yield declined to a new low.

     Money market funds generally provided attractive returns during the period for those investors seeking a stable share price and an interest-paying alternative to cash. For its most recent fiscal year ended June 30, 1998, the Fund provided a positive total return of 4.92%. Its 30-day net annualized yield at the end of June was 4.80%. For more detail on the events of the past 12 months and your managers' outlook for the year ahead, please turn to the discussion beginning on page 4.

     For those of you interested in new Scudder products and services, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of foreign companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. For further information on these new funds, please call 1-800-225-2470.

     Thank you for choosing Scudder Cash Investment Trust to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call us at the number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Cash Investment Trust


                       3 - Scudder Cash Investment Trust

                         Portfolio Management Discussion

Dear Shareholders,

The U.S. economy continued its lengthy run of prosperity during your Fund's most recent fiscal year, although toward the end of the period there was some evidence that perhaps the trend was beginning to weaken. During the year, the Fund's investments in short-term, high quality securities provided a balance to more aggressive stock and bond holdings. Scudder Cash Investment Trust maintained its $1.00 share price throughout the period and provided a positive total return of 4.92% for the 12 months ended June 30, 1998, compared with the 4.96% average return of 298 taxable money funds tracked by Lipper Analytical Services for the same period. The Fund's 30-day net annualized yield at the end of June was 4.80%.

                                  U.S. Economy
                                Continues Strong

For the Fund's 1998 fiscal year, the domestic economy was encouraged by a number of positive fundamentals that bolstered the overall investment environment. Consumer confidence was very high and employment was strong, with many new jobs being created during the period. We experienced two back-to-back quarters of strong GDP growth in the fourth quarter of 1997 and the first quarter of 1998, although the numbers for the most recent quarter ended June 30 are likely to be weaker.

The record run in the U.S. stock market, which has now extended over seven years, showed signs of abating in early 1998, as high valuations and decelerating corporate profit growth began to be felt. Overseas, Asia's troubles became more visible, particularly in the world's second-largest economy, Japan, which is now officially in recession. Concerns over Asia, combined with slowing profit growth in the United States and high valuations for U.S. equities, are prompting renewed interest in the relative safety and more reliable returns of domestic fixed income securities. Bond prices have generally been rising and the benchmark 30-year Treasury bond yield (which moves in the opposite direction of bond prices) declined to a new low. U.S. government issues have been particularly expensive lately, due to a lack of supply in the Treasury market -- a result of the strong economy allowing the government to pay down some of its debt.

                          Average Maturity Shortened in
                          Anticipation of Rising Rates

During the course of the year, we kept a watchful eye on the Federal Reserve Board, particularly in early 1998 when the possibility of rate increases seemed likely in view of Fed concerns over the rapidly growing domestic economy. The strength of the U.S. dollar, however, has eliminated any need for the Fed to tighten the money supply so far. Short-term interest rates have now been anchored below 5.5% for over a year and a half, with the last major change occurring in February of 1997. In this stable environment, we took advantage of smaller movements in the market, such as those occasioned by tax periods and quarter ends.

During the first half of the Fund's fiscal year, as inflation fears cooled and it seemed likely that the Fed would continue to keep rates stable for a while, we extended maturities in the portfolio. Average maturity was 67 days at the end

                       4 - Scudder Cash Investment Trust
of December 1997. Longer maturities offer the ability to lock in yields when interest rates appear unlikely to rise, in exchange for slightly higher risk.

However, in the second half of the fiscal year, the continued stability of monetary policy seemed less assured; therefore, we took a more defensive position, gradually shortening the average maturity to 30 days as of June 30, 1998. Issues with shorter maturities are beneficial in the event of rate hikes, because principal comes due earlier and may be reinvested at the higher prevailing rates.

                           Increased Focus on Variable
                                Rate Investments

Over the period, the portfolio was invested in a diversified mix of high-quality money market instruments, including commercial paper, certificates of deposit issued by major banks, U.S. government securities, repurchase agreements, and short-term obligations from highly-rated companies. The portfolio is fully invested in first tier debt instruments only, which has been the policy of the Fund historically. We continued to overweight commercial paper because it tends to offer some of the highest money market yields available. At the end of June, commercial paper accounted for 51% of the portfolio.

In addition, we have increased our holdings in floating and variable-rate securities, which have longer maturities (of up to one year), a high correlation with short-term interest rates, and indexing features. The indexing characteristic means that the rates of these securities are tied to another rate -- such as the prime rate or the 30-day commercial paper rate -- and are adjusted upward or downward periodically when the base rate changes. Variable-rate securities tend to have a yield advantage of five to ten basis points versus similar fixed-rate issues that mature in 30 days.

                              Outlook for Increased
                                Volatility Ahead

It is likely that the domestic economy will continue to be strong for the near term, as it is still supported by a number of positive fundamentals. During the most recent quarter, we saw the earliest signals suggesting that this strength may begin to wane in the future, possibly owing to the Asian crisis finally impacting the United States. However, we do anticipate a return to trend growth for the second half of the year.

Our strategy going forward is to continue monitoring the economic environment, watch the Fed closely for any indication of a change in monetary policy, and keep the average maturity of the portfolio defensively short. As this already prolonged economic boom for the U.S. economy continues, it leaves us wondering what might happen next and when. This uncertainty has created an outlook that supports shortening the Fund's maturity, as we believe a rise in rates is most likely the next event.

More generally, unless you are a long-term investor, we believe there is little reward for investing in longer-dated fixed income investments, with long-term Treasuries currently yielding around 5.60%, against money market yields in the 5.10% to 5.20% range. Money market funds have been providing decent returns, and


                       5 - Scudder Cash Investment Trust
we believe they are presently very attractive compared to bonds, for which we anticipate more volatility ahead.

In the months ahead, the Fund's management team will continue to collect economic data and carefully monitor the investment climate as it positions your Fund for current income plus liquidity and stability of capital. In an uncertain investment environment such as this, Scudder Cash Investment Trust offers the safety and stability of short-term, high-quality money market instruments. We continue to believe in the value of owning a money market fund as part of a well-diversified portfolio.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/John W. Stuebe

Frank J. Rachwalski, Jr.         John W. Stuebe


                         Scudder Cash Investment Trust:
                          A Team Approach to Investing

  Scudder Cash Investment Trust is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Frank J. Rachwalski joined the Adviser in 1973 as a money market specialist of fixed income and assumed responsibility for the Fund's day-to-day management and overall investment strategies on January 1, 1998. Mr. Rachwalski has over 25 years of industry experience. Portfolio Manager John W. Stuebe joined the Adviser in 1979 as a fixed income trader for money market securities. Mr. Stuebe has over 19 years of industry experience.


                       6 - Scudder Cash Investment Trust

                          Glossary of Investment Terms

 CERTIFICATE OF DEPOSIT           A debt instrument issued by a bank that
                                  usually pays interest. Maturities range from a few weeks to several years, and interest rates are set by competitive forces in the marketplace.

 COMMERCIAL PAPER                 Short-term obligations with maturities
                                  ranging from 2 to 270 days, and issued by banks, corporations, and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted, although some are interest-bearing, and offer a high level of safety and liquidity.

 FEDERAL RESERVE BOARD (FED)      Governing board of the Federal Reserve
                                  System, which establishes policies on reserve requirements and other bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.

 GDP Gross domestic product is a commonly referenced measure of the health of the U.S. economy, and refers to the market value of the goods and services produced by labor and property in the United States. Too strong economic growth can lead to accelerating inflation; weak growth can lead to a recession.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 LIQUIDITY                        A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time.

 MATURITY Reaching the date at which a debt instrument is due and payable. A bond due to mature on January 1, 2010 will return the bondholder's principal and final interest payment when it reaches maturity on that date.

 MONEY MARKET                     Market for short-term debt instruments,
                                  including banker's acceptances, commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills.
                                  Money market instruments are traded through dealers, money center banks, and the Open
                                  Market Trading Desk at the New York Federal
                                  Reserve Bank. All of these instruments have a high level of safety and liquidity.


                       7 - Scudder Cash Investment Trust

 PRIME RATE                       The base rate that banks use in pricing
                                  commercial loans to their best and most
                                  creditworthy customers. The rate is
                                  determined by the Federal Reserve's decision to raise or lower prevailing interest rates for short-term borrowing.

 REPURCHASE AGREEMENT (REPO)      Agreement between a seller and a buyer,
                                  usually of U.S. Government securities,
                                  whereby the seller agrees to repurchase the securities at an agreed-upon price and, usually, at a stated time. As a money market vehicle, repos refer to the process of a government securities dealer (usually a bank) borrowing from an investor (typically a corporation with excess cash) to finance its inventory, using the securities as collateral.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                       8 - Scudder Cash Investment Trust

                    Investment Portfolio as of June 30, 1998

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements 0.4%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1998
  at 5.75%, to be repurchased at $5,118,817 on 7/1/1998, collateralized by a                                       -----------
  $3,555,000 U.S. Treasury Bond, 13.75%, 8/15/2004 (Cost $5,118,000) ....................      5,118,000             5,118,000
                                                                                                                   -----------

Commercial Paper 50.9%
------------------------------------------------------------------------------------------------------------------------------
Apex Funding Corp., 5.63%, 7/31/1998 ....................................................     16,131,000            16,054,601
Banner Receivables Corp., 5.72%, 7/14/1998 ..............................................      4,000,000             3,991,738
Banner Receivables Corp., 5.63%, 7/14/1998 ..............................................     15,000,000            14,969,504
Banner Receivables Corp., 5.63%, 8/5/1998 ...............................................     23,887,000            23,756,252
Baxter International, 5.55%, 7/16/1998 ..................................................     17,500,000            17,459,531
Baxter International, 5.55%, 8/4/1998 ...................................................     18,000,000            17,905,650
Broadway Capital Corp., 5.62%, 8/10/1998 ................................................     17,000,000            16,893,708
Broadway Capital Corp., 5.64%, 7/6/1998 .................................................     23,128,000            23,109,883
CSW Credit Inc., 5.51%, 7/17/1998 .......................................................     10,000,000             9,973,980
CSW Credit Inc., 5.58%, 7/20/1998 .......................................................     21,400,000            21,336,977
Cooper Industries, Inc., 6.3%, 7/1/1998 .................................................     25,000,000            25,000,000
Countrywide Home Loan, 5.52%, 7/8/1998 ..................................................     10,000,000             9,987,733
Countrywide Home Loans, 5.54%, 7/7/1998 .................................................     10,000,000             9,990,767
Credit Suisse First Boston, 5.55%, 7/9/1998 .............................................      7,000,000             6,990,410
Frontier Corp., 5.57%, 7/2/1998 .........................................................     19,240,000            19,237,023
General Electric Capital Corp., 5.35%, 7/21/1998 ........................................     40,000,000            39,871,193
Gotham Funding Corp., 5.68%, 7/9/1998 ...................................................     15,000,000            14,981,067
Gotham Funding Corp., 5.65%, 7/31/1998 ..................................................     20,000,000            19,905,276
GTE Corp., 5.53%, 7/10/1998 .............................................................     28,000,000            27,961,258
Lehman Brothers Inc., 5.57%, 8/17/1998 ..................................................     25,000,000            24,816,332
Madison Funding Corp., 5.55%, 7/13/1998 .................................................     10,000,000             9,981,500
Madison Funding Corp., 5.54%, 7/16/1998 .................................................     20,000,000            19,953,833
Nomura Holding America Corp., 5.63%, 7/10/1998 ..........................................     25,000,000            24,961,943
Nomura Holding America Corp., 5.65%, 7/13/1998 ..........................................     15,000,000            14,969,666
Old Line Funding Corp, 5.54%, 7/8/1998 ..................................................     10,000,000             9,989,228
Ranger Funding Co., 5.65%, 7/7/1998 .....................................................     21,828,000            21,807,445
Sanwa Business Credit, 5.6%, 7/13/1998 ..................................................     40,000,000            39,919,254
Sanwa Business Credit, 5.58%, 7/20/1998 .................................................     18,000,000            17,944,898
Thunder Bay Funding, 5.56%, 7/10/1998 ...................................................     42,000,000            41,941,620
Twin Towers Inc., 5.55%, 7/10/1998 ......................................................      9,668,000             9,654,586
Windmill Funding, 5.58%, 7/17/1998 ......................................................     17,000,000            16,957,840
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $592,304,840)                                                                         592,274,696
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                        9 - Scudder Cash Investment Trust

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------

Certificates Of Deposit 15.3%
------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Co., 5.91%, 8/7/1998 ......................................................     10,000,000            10,000,538
Bankers Trust Co., 5.97%, 8/28/1998 .....................................................     15,000,000            15,002,135
First National Bank of Boston, 5.87%, 10/14/1998 ........................................     15,000,000            14,999,192
First National Bank of Boston, 5.9%, 7/15/1998 ..........................................     40,000,000            40,000,516
Huntington National Bank, 5.8%, 9/22/1998 ...............................................     17,525,000            17,522,840
Huntington National Bank, 5.625%, 1/12/1999 .............................................     10,000,000             9,990,799
J.P. Morgan & Co., 5.8%, 7/28/1998 ......................................................     10,000,000             9,999,507
National Westminster Bank, 5.85%, 7/22/1998 .............................................     10,000,000             9,999,901
National Westminster Bank, 5.855%, 8/7/1998 .............................................     20,000,000            19,999,979
Sun Trust Bank, 5.8%, 7/24/1998 .........................................................     30,000,000            29,997,638
------------------------------------------------------------------------------------------------------------------------------
Total Certificates Of Deposit (Cost $177,520,161)                                                                  177,513,045
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Agency Obligations 10.5%
------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association, 5.261%, 7/14/1999* ...............................     56,000,000            55,830,880
Student Loan Marketing Association, 5.82%, 9/16/1998 ....................................     20,000,000            20,018,800
Student Loan Marketing Association, 5.261%, 7/12/1999* ..................................     46,500,000            46,337,250
------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (Cost $122,499,198)                                                       122,186,930
------------------------------------------------------------------------------------------------------------------------------

Short-Term and Medium-Term Notes 22.9%
------------------------------------------------------------------------------------------------------------------------------
American Honda Finance Corp., Floating Rate Note, 5.668%, 5/26/1999* ....................     44,500,000            44,484,425
Bankers Trust Co., Floating Rate Note, 5.6%, 4/30/1999* .................................     15,000,000            14,987,100
Chrysler Financial Corp., Medium Term Note, 6.24%, 11/2/1998 ............................     10,000,000            10,009,500
Chrysler Financial Corp, 5.375%, 10/15/1998 .............................................     10,000,000             9,990,400
CIT Group Holdings Inc., 5.875%, 11/9/1998 ..............................................      7,000,000             7,004,270
Goldman Sachs & Co., Floating Rate Note, 5.69%, 3/26/1999* ..............................     15,000,000            15,009,450
Household Finance Corp., Floating Rate Note, 5.638%, 3/9/1999* ..........................     20,000,000            19,994,380
Household Finance Corp., Medium Term Note, 5.69%, 5/28/1999 .............................     20,000,000            19,995,400
IBM Credit Corp., Medium Term Note, 6.12%, 12/15/1998 ...................................     20,000,000            20,003,400
Lehman Brothers Holdings, Floating Rate Note, 5.706%, 3/22/1999* ........................     25,000,000            24,997,500
Merril Lynch & Co., Floating Rate Note, 5.606%, 4/14/1999* ..............................     30,000,000            29,982,000
Morgan Stanley, Floating Rate Note, 5.616%, 11/13/1998* .................................     25,000,000            25,000,000
Sigma Finance Corp., Floating Rate Note, 5.63%, 4/27/1999* ..............................     25,000,000            24,998,750
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term and Medium-Term Notes (Cost $266,526,600)                                                         266,456,575
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $1,163,968,799) (a)                                                   1,163,549,246
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       10 - Scudder Cash Investment Trust

--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $1,163,968,799. At June 30, 1998, net unrealized depreciation for all securities based on tax cost was $419,553. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $44,174 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $463,727.

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. These securities are shown at their rate as of June 30, 1998.

    The accompanying notes are an integral part of the financial statements.


                       11 - Scudder Cash Investment Trust

                              Financial Statements

                       Statement of Assets and Liabilities
                               as of June 30, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $1,163,968,799) ............      $1,163,549,246
                 Cash ...............................................................           4,010,755
                 Receivable for Fund shares sold ....................................           7,258,498
                 Interest receivable ................................................          13,154,296
                 Other assets .......................................................              38,873
                                                                                           ----------------
                 Total assets .......................................................       1,188,011,668
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ..................................................             180,564
                 Payable for Fund shares redeemed ...................................           4,954,586
                 Accrued management fee .............................................             163,664
                 Other payables and accrued expenses ................................             700,287
                                                                                           ----------------
                 Total liabilities ..................................................           5,999,101
                -------------------------------------------------------------------------------------------
                 Net assets, at market                                                     $1,182,012,567
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments ..............            (419,553)
                 Accumulated net realized gain (loss) ...............................            (476,564)
                 Paid-in capital ....................................................       1,182,908,684
                -------------------------------------------------------------------------------------------
                 Net assets, at market                                                     $1,182,012,567
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($1,182,012,567 / 1,182,186,355 outstanding shares of
                    beneficial interest, $.01 par value, unlimited number                  ----------------
                    of shares authorized) ...........................................               $1.00
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                       12 - Scudder Cash Investment Trust

                             Statement of Operations
                            year ended June 30, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest .............................................................     $  70,992,254
                                                                                            ----------------
                 Expenses:
                 Management fee .......................................................         5,260,517
                 Services to shareholders .............................................         5,896,563
                 Custodian and accounting fees ........................................           221,803
                 Trustees' fees and expenses ..........................................            52,414
                 Reports to shareholders ..............................................           314,093
                 Registration fees ....................................................            83,320
                 Auditing .............................................................            39,616
                 Legal ................................................................            22,640
                 Other ................................................................            48,622
                                                                                            ----------------
                 Total expenses before reductions .....................................        11,939,588
                 Expense reductions ...................................................        (1,289,666)
                                                                                            ----------------
                 Expenses, net ........................................................        10,649,922
                --------------------------------------------------------------------------------------------
                 Net investment income                                                         60,342,332
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) on investments ..............................           (17,463)
                 Net unrealized appreciation (depreciation) during the period on
                    investments .......................................................           (94,354)
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                  (111,817)
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  60,230,515
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       13 - Scudder Cash Investment Trust

                       Statements of Changes in Net Assets

                                                                                Years Ended June 30,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................   $ 60,342,332      $ 67,095,055
                 Net realized gain (loss) on investment transactions
                    during the period ..................................        (17,463)               --
                 Net unrealized appreciation (depreciation) on
                    investment transactions during the period ..........        (94,354)          911,613
                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                    operations .........................................     60,230,515        68,006,668
                                                                         ----------------  ----------------
                 Distributions to shareholders from net investment
                    income .............................................    (60,324,869)      (67,095,055)
                                                                         ----------------  ----------------
                 Fund share transactions at net asset value of
                    $1.00 per share:
                 Shares sold ...........................................  1,976,992,854     2,146,433,255
                 Net asset value of shares issued to shareholders in
                    reinvestment of distributions ......................     56,773,631        62,538,989
                 Shares redeemed ....................................... (2,282,283,081)   (2,166,626,217)
                                                                         ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .......................................   (248,516,596)       42,346,027
                                                                         ----------------  ----------------
                 Increase (decrease) in net assets .....................   (248,610,950)       43,257,640
                 Net assets at beginning of period .....................  1,430,623,517     1,387,365,877
                                                                         ----------------  ----------------
                 Net assets at end of period ........................... $1,182,012,567    $1,430,623,517
                                                                         ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       14 - Scudder Cash Investment Trust

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   Years Ended June 30,
                                                                    1998        1997       1996        1995        1994
----------------------------------------------------------------------------------------------------------------------------
                                                                 -----------------------------------------------------------
Net asset value, beginning of period .........................    $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                                 -----------------------------------------------------------
Net investment income ........................................       .048        .046       .048        .048        .027
Less distributions from net investment income and net
  realized capital gains (a) .................................      (.048)      (.046)     (.048)      (.048)      (.027)
                                                                 -----------------------------------------------------------
Net asset value, end of period ...............................    $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) .............................................       4.92(b)     4.73       4.89        4.90        2.77
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................      1,182       1,431      1,387       1,520       1,430
Ratio of operating expenses, net to average daily net
  assets (%) .................................................        .85         .86        .83         .78         .82
Ratio of operating expenses before expense reduction, to
  average daily net assets (%) ...............................        .95         .86        .83         .78         .82
Ratio of net investment income to average daily net
  assets (%) .................................................       4.82        4.63       4.79        4.84        2.78

(a)   Net realized capital gains were less than 6/10 of $.01 per share.

(b)   Total return would have been lower had certain expenses not been reduced.


                       15 - Scudder Cash Investment Trust

                          Notes to Financial Statements
                       A. Significant Accounting Policies

Scudder Cash Investment Trust (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Money market instruments purchased with original maturities of sixty days or less are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. Debt securities for which market quotations are readily available and which have original maturities of sixty-one days or more from the date of valuation are valued by pricing agents approved by officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Other securities are appraised at fair value as determined in good faith by or on behalf of the Valuation Committee of the Board of Trustees. Repurchase agreements are valued at cost which, when combined with accrued interest receivable, approximates market.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required. At June 30, 1998, the Fund had a net tax basis capital loss carryforward of approximately $465,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2004, ($279,000), June 30, 2005 ($180,000) and
June 30, 2006 ($6,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon on each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to the shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis (which in most instances is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.


                       16 - Scudder Cash Investment Trust

                               B. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.50% of the first $250,000,000 of the Fund's average daily net assets, 0.45% of the next $250,000,000 of such net assets, 0.40% of the next $500,000,000 of such net assets and 0.35% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. In addition, the Adviser has agreed to maintain the annualized expenses of the Fund at not more than .85% of average daily net assets until October 31, 1998. For the year ended June 30, 1998, the Adviser did not impose a portion of its fee, amounting to $1,289,666, and the portion imposed amounted to $3,970,851, equivalent to an annual effective rate of .32% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended June 30, 1998, the amount charged to the Fund by SSC aggregated $3,099,779, of which $264,502 is unpaid at June 30, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended June 30, 1998, the amount charged to the Fund by STC aggregated $1,883,755, of which $165,923 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $98,059, of which $7,867 is unpaid at June 30, 1998.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be

                       17 - Scudder Cash Investment Trust
invested in the Underlying Funds. For the year ended June 30, 1998, the Special Servicing Agreement expense charged to the Fund amounted to $24,923.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended June 30, 1998, Trustees' fees and expenses aggregated $52,414.

                       18 - Scudder Cash Investment Trust

                        Report of Independent Accountants

To the Board of Trustees and the Shareholders of Scudder Cash Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Cash Investment Trust (the "Fund") at June 30, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
June 27, 1998


                       19 - Scudder Cash Investment Trust

                             Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Frank J. Rachwalski, Jr.*
Vice President

David Wines*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.



                       20 - Scudder Cash Investment Trust

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       21 - Scudder Cash Investment Trust

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       22 - Scudder Cash Investment Trust


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       23 - Scudder Cash Investment Trust

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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